UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 11, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)

214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 7, 2024, APLD Holdings 2 LLC (the “Borrower”), a Delaware limited liability company and a subsidiary of Applied Digital Corporation, a Nevada corporation (the “Company”) entered into a promissory note (the “Promissory Note”) with CIM APLD Lender Holdings, LLC, a Delaware limited liability company (the “Lender”), which provides for an initial borrowing of $15 million, which was drawn on June 7, 2024, and subsequent borrowings of up to $110 million, which will be available subject to the satisfaction of certain conditions. In addition, the Promissory Note includes an accordion feature that permits up to an additional $75 million of borrowings subject to the mutual agreement of the Lender and the Borrower.

As partial consideration for the loans under the Promissory Note, the Company agreed to issue to the Lender warrants to purchase up to an aggregate of 9,265,366 shares of common stock of the Company (the “Warrants”). The Warrants are issuable in two tranches, (i) for the purchase of up to 6,300,449 shares of common stock (the “Initial Warrants”), and (ii) for the purchase of up to 2,964,917 shares of common stock (the “Additional Warrants”). Pursuant to the terms of the Promissory Note, the Initial Warrants were issued on June 17, 2024 and the Company agreed to issue the Additional Warrants concurrently with the satisfaction of certain conditions for the subsequent borrowings of up to $110 million.

On August 11, 2024, the Borrower and the Lender entered into a Waiver Agreement (the “Waiver”), whereby the Lender agreed to waive the satisfaction of certain conditions for the subsequent borrowings, allowing the Company to draw an additional $20 million (net of original discount and fees) of borrowings under the Promissory Note. As partial consideration for the Waiver, the Company agreed to issue the Additional Warrants, as described below.

Contemporaneously with the execution of the Waiver, and the issuance by the Company of the Additional Warrants, the Borrower entered into an exclusivity arrangement with the Lender (the “Exclusivity Letter”), pursuant to which the Company (including its subsidiaries and its and their affiliates) is restricted from obtaining financing the principal purpose of which is to refinance or replace the financing under the Promissory Note. Any breach of the foregoing restriction would trigger the Company’s obligation pursuant to the terms of the Exclusivity Letter of a payment to Lender of liquidated damages in an amount equal to $2.5 million. Such exclusivity arrangement shall remain in effect through the earliest of (a) November 1, 2024, (b) the occurrence of both (x) the execution of a hyperscale lease agreement with respect to the Company’s Ellendale facility under construction, and (y) the close and initial funding of the initial project financing to fund the construction and operation of that facility, and (c) the date on which the Lender notifies the Company in writing of its intent not to pursue the take-out financing. Certain third party financing sources are expressly exempt from this exclusivity provision.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Additional Warrants

On August 11, 2024, in connection with the Waiver and pursuant to the terms of the Promissory Note, the Company issued the Additional Warrants in a private placement pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) thereof.

The terms of the Additional Warrants have been previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2024, as amended on June 10, 2024 and are incorporated herein by reference.

The Company is obligated to prepare and file with the SEC a Registration Statement on Form S-1, registering the resale of the common stock underlying the Additional Warrants (the “Registration Statement”), as soon as practicable following the issuance of the Additional Warrants (to be declared effective by the SEC prior to the 90th day after the issuance of the Additional Warrants, or the 30th day if the SEC does not review the Registration Statement).

The foregoing description of the Additional Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Warrant, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Share Issuance

As previously disclosed, on June 7, 2024, the Company entered into a Consent, Waiver and First Amendment to Prepaid Advance Agreements (the “Consent”) with YA II PN, LTD. (“YA”). In exchange for giving its consent to the transactions with the Lender and the issuance of the Promissory Note, as set forth in the Consent, the Company agreed to issue an aggregate of 100,000 shares of common stock to YA. Pursuant to the terms of the Consent, the Company issued 100,000 shares of common stock to YA on June 18, 2024.

The shares of common stock were issued without registration under the Securities Act, pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant.
10.1	Waiver Agreement, dated August 11, 2024, by and between APLD Holdings 2 LLC and CIM APLD Lender Holdings, LLC.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The annex to this agreement has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted annex to the SEC upon request

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	August 14, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer